Filed Pursuant to Rule 497(a)

File No. 333-186414

Unlocking the equity value in Eircom’s debt

AN ILLUSTRATION OF EVENT-DRIVEN INVESTING

In 2012, Eircom, the largest telephone company in Ireland, initiated a turnaround plan to transform itself into a next-generation telecom provider and restore its competitive position in the marketplace. Eircom’s story serves as an example of an event-driven investment opportunity, the outcome of which is largely uncorrelated to the broader market. Franklin Square’s FS Global Credit Opportunities Fund, in partnership with its sub-adviser, GSO / Blackstone, seeks to invest in similar global event-driven opportunities to find unrecognized value and deliver strong risk-adjusted returns to its investors.

The senior secured debt of below investment grade companies (commonly referred to as “high yield” securities or “junk bonds”) may have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Senior secured debt may be illiquid and hard to value.

IDENTIFY OPPORTUNITY

•  Eircom had been hard-hit by Ireland’s financial crisis, causing the company to severely underinvest in its infrastructure.

•  While many investors were skeptical of Eircom’s future in 2012, some institutional investors, including GSO / Blackstone, saw what they believed was meaningful value, or upside, in the company.

•  Based on GSO / Blackstone’s understanding of the local economy, Eircom’s competitive position and its capital structure, they believed that the market was significantly undervaluing the company and began purchasing Eircom’s senior secured debt at prices as low as 65 cents to the euro.

INITIATE CATALYST

•  GSO / Blackstone became the largest secured lender and played a significant role in the company’s restructuring.

•  In exchange for forgiving a small portion of Eircom’s loan, senior secured lenders received almost all the equity in the company.

•  A new management team was appointed to initiate a turnaround plan.

INTRODUCE EQUITY-LIKE UPSIDE

•  With a reduced debt load and new management team, Eircom made a $1 billion investment in its network, introduced Ireland’s first 4G mobile service, extended its network and increased its customer base.

•  As Eircom increased its competitive position, the market began to recognize the value of the company’s equity.

•  By the time Eircom announced that it was exploring an IPO, the loan (and the equity that was attached to it) was trading at 130% of face value, representing a potential profit of $1.4 billion to GSO / Blackstone.[1]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.	CONTINUED

Unlocking the equity value in Eircom’s debt

Eircom’s story serves as an example of the types of pricing inefficiencies that may exist due to corporate events such as acquisitions, mergers and reorganizations. However, event-driven strategies can result in losses if the event does not occur or does not meet the manager’s expectations. Furthermore, Franklin Square’s investment in Eircom may not be representative of all event-driven investments made by FS Global Credit Opportunities Fund. There can be no assurance that the fund’s event-driven investments will generate such results or that such investments will meet Franklin Square’s expectations. While no single investment offers the ability to completely diversify a portfolio, finding a combination of investments that perform differently than traditional investments, such as stocks and bonds, can help.2 Individuals can turn to Franklin Square’s alternative investment funds to access these types of event-driven investments, which have traditionally been available to only the largest institutions, endowments and pension funds.

1	Landon Thomas Jr., “Lending Where Banks Can’t, Blackstone Thrives in Ireland,” The New York Times, February 18, 2014.
2	The average investment weighting within Franklin Square’s funds, which may vary over time, typically represents up to 5% of the total portfolio based on fair value. No single investment is safe from loss nor can lead to outperformance. As of March 31, 2014, Eircom represented approximately 5% of the fund’s portfolio based on fair value.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by a prospectus. A copy of the applicable prospectus is available free of charge by contacting FS Global Credit Opportunities Fund at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by phone at 215-495-1150 or by visiting FS Global Credit Opportunities Fund’s “Literature” page at www.franklinsquare.com. This sales and advertising literature must be read in conjunction with the applicable prospectus in order to fully understand all of the implications and risks of the offering of securities to which the applicable prospectus relates. A copy of the applicable prospectus must be made available to you in connection with any offering. No offering is made to New York investors except by a prospectus filed with the Department of Law of the State of New York. None of the Securities and Exchange Commission, the Attorney General of the State of New York or any state securities regulator has approved or disapproved of these securities or determined if the related prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

RISK FACTORS

Investments in FS Global Credit Opportunities Fund (the “Fund”) will be made indirectly through FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D (together, the “Companies”), which invest substantially all of the proceeds from their public offerings in common shares of beneficial interest of the Fund. The Fund is a separate non-diversified, closed-end management investment company that will carry out the investment strategies generally described herein. An investment in the Companies involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in the common shares of the Companies involves; however, investors should carefully consider all of the risks discussed in the applicable Company’s prospectus, including the risk factors set forth under the heading entitled “Types of Investments and Related Risks,” before deciding to invest in the Companies’ common shares.

•	An investment in the common shares of beneficial interest of the Companies is not suitable for an investor if they need access to the money they invest.
•	Shareholders of the Companies should consider that they may not have access to the money they invest for an indefinite period of time.
•	Unlike an investor in most closed-end funds, shareholders of the Companies should not expect to be able to sell their shares regardless of how the Companies perform.
•	If a shareholder is able to sell their shares, the shareholder will likely receive less than their purchase price and the then current net asset value per share.
•	Unlike most closed-end funds, the Companies’ shares will not be listed on any securities exchange and the Companies will not seek to complete liquidity events for at least five years from the date they commences operations.
•	Although the Companies intend to implement share repurchase programs, they may be discontinued at any time and only a limited number of shares will be eligible for repurchase.
•	The Companies’ distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Companies for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.
•	The Companies’ and the Fund’s distributions may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees payable by the Fund, that are subject to repayment to the Companies’ and the Fund’s affiliate, Franklin Square Holdings, L.P. (“Franklin Square Holdings”). If Franklin Square Holdings does not agree to reimburse certain of the Companies’ or the Fund’s expenses, including through the waiver of certain advisory fees payable by the Fund, significant portions of the Companies’ and the Fund’s distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square Holdings will reduce the future distributions to which shareholders would otherwise be entitled.
•	Even if the Fund does eventually list its shares, shares of closed-end funds frequently trade at a discount to net asset value and this creates a risk of loss for investors who purchase shares at the offering price. This risk is separate and distinct from the risk that the Companies’ net asset values will decrease.
2929 Arch Street, Suite 675 Philadelphia, PA 19104 877-372-9880 www.franklinsquare.com

FS2 Capital Partners, LLC (“FS2 Capital”), the dealer manager for the Companies’ public offerings is an affiliate of the Fund’s investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS2 Capital’s due diligence obligations under the federal securities laws. FS2 Capital is entitled to compensation in connection with these offerings, including receiving selling commissions (which are generally re-allowed to selling broker-dealers), as applicable, and a dealer manager fee based on the gross offering proceeds of shares sold in the offerings. FS2 Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offerings. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

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© 2014 Franklin Square Capital Partners	XXX 6/14